STOCK-BASED COMPENSATION	9 Months Ended
Sep. 30, 2025
ALTANINE, INC. [Member]
STOCK-BASED COMPENSATION

Note 9: Stock-based compensation

The Company’s 2024 Omnibus Plan authorizes the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to the Company’s employees and any of our parent and subsidiary corporations’ employees, and the grant of non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to the Company’s employees, directors, and consultants and any of our future subsidiary corporations’ employees and consultants. Unless earlier terminated by the board of directors, the 2024 Omnibus Plan will terminate on, and no further awards may be granted, after the tenth (10th) anniversary of its effective date.

The Company accounts for stock-based compensation in accordance with ASC 718, Compensation—Stock Compensation. Stock-based compensation expense is measured based on the grant-date fair value of the awards and recognized on a straight-line basis over the requisite service period. The fair value of stock option awards is estimated on the grant date using the Black-Scholes option-pricing model.

The total stock-based compensation expense recognized for share grants in the condensed consolidated statements of operations for the three and nine months ended September 30, 2025, was approximately $0.4 million and $0.6 million, respectively. The total stock-based compensation expense recognized for share grants in the condensed consolidated statements of operations for the three and nine months ended September 30, 2024, was approximately $0.3 million and $0.5 million, respectively.

During the nine months ended September 30, 2025, the Company granted an aggregate of 2,903,574 in stock options with a weighted average exercise price of $0.38 (post-split). No stock options were exercised, cancelled or forfeited during the three and nine months ended September 30, 2025. The options vest over a period of up to 36 months. The following table summarizes the Company’s options activity for the nine months ended September 30, 2025:

	Options Outstanding and Exercisable
	Number of Options	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
		(In years)
Options Outstanding as of December 31, 2024	1,549,500	9.4	$0.33
Granted	2,903,574	10	0.68
Exercised	-	-	-
Forfeited - Cancelled	-	-	-
Options Outstanding as of September 30, 2025	4,453,074	9.2	$0.56
Options Exercisable as of September 30, 2025	2,814,959	9.2	$0.56

At September 30, 2025, stock options outstanding and exercisable had an aggregate intrinsic value of approximately $556,558, based on the excess of the Company’s closing stock price over the respective exercise prices on that date. Intrinsic value represents the amount by which the market value of the underlying stock exceeds the exercise price of an option. If the Company’s stock price increases in the future, these options may provide future economic benefit to the holders and result in additional equity dilution upon exercise.

As of September 30, 2025, there was $479,000 unrecognized compensation expenses related to share-based payment arrangements, which are expected to be recognized over a weighted-average period of approximately 1.8 years. The Company has sufficient shares to satisfy expected share-based payment arrangements.